UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date of Report (Earliest event reported) December 21, 2005

                           BIOPHAN TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

               Nevada                   0-26057                 82-0507874
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    (State or other jurisdiction      (Commission            (I.R.S. Employer
         of incorporation)            file number)           Identification No.)

             150 Lucius Gordon Drive, Suite 215
                  West Henrietta, New York                         14586
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        (Address of principal executive offices)                 (Zip code)

                                 (585) 214-2441
                        --------------------------------
               (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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This Current Report on Form 8-K/A amends our Form 8-K filed December 28, 2005 disclosing the acquisition of a 35% interest in Myotech, LLC, to present the financial statements required by Rule 3-05 (b) of Regulation S-X and the pro forma financial information required by Article 11 of Regulation S-X.

Item 9.01 Financial Statements and Exhibits

      (a) The financial statements included in this Report as Exhibits 99.1 and 99.2 are as follows:

            The audited financial statements of Myotech, LLC as of and for the periods ended December 31, 2004 and 2003 together with notes thereto and the audit opinions of Eldredge, Fox and Porretti, LLP and

            The reviewed (unaudited) financial statements of Myotech, LLC as of November 30, 2005 and 2004.

      (b) The pro forma financial information required by this item and filed as Exhibit 99.3 to this Report consists of the unaudited pro forma consolidated balance sheets and statements of operations of Biophan Technologies, Inc. and Subsidiaries as of November 30, 2005 and February 28, 2005 and the unaudited pro forma consolidated statements of operations for the nine-months and the year then ended.

      (c)   Exhibits

            23.1  Consent of Eldredge, Fox and Porretti, LLP

            99.1 Audited Financial Statements of Myotech, LLC as of and for the periods ended December 31, 2004 and 2003

            99.2 Unaudited Financial Statements of Myotech, LLC for the interim eleven-month periods ended November 30, 2005 and 2004

            99.3  Unaudited Pro Forma Consolidated Financial Data


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BIOPHAN TECHNOLOGIES, INC.


                                             /S/ Darryl L. Canfield
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Date: February 13, 2006                           (Signature)

                                             Darryl L. Canfield
                                             CFO, Treasurer, Secretary
                                             (Principal Financial Officer)